FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 28, 2020, Lancer Capital LLC (“Lancer Capital”) and Avram A. Glazer filed a Schedule 13G with the U.S. Securities and Exchange Commission disclosing that Lancer Capital was the beneficial owner of 3,034,621 shares of HC2 Holdings, Inc.’s (the “Company” or “HC2”) common stock, par value $0.001 per share, approximately 6.5% of shares outstanding at the time, including 456,621 shares of Common Stock issuable upon conversion of $2,000,000 principal amount of the Issuer’s 7.5% Convertible Senior Notes due 2022.

Following Lancer Capital’s disclosure of a significant interest in HC2, the Company engaged with Mr. Glazer on a number of topics, including the ongoing refreshment efforts of HC2’s board of directors (the “Board”) and Mr. Glazer’s willingness to potentially join the Board as an independent, stockholder representative. The Nominating and Governance Committee of the Board then followed its director candidate evaluation process, in accordance with corporate governance best practices, and interviewed Mr. Glazer. After this process, the Board decided to nominate Mr. Glazer to HC2’s slate of director nominees at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”), and determined to offer the role of Chairman to Mr. Glazer if he is elected by HC2’s stockholders. Prior to those discussions, Mr. Glazer did not have any personal relationship with any member of the Company’s executive management team.

On April 21, 2020, the Company issued the press release attached hereto as Exhibit 99.1, announcing, among other things, that the Board will include Mr. Glazer on HC2’s slate of director nominees at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
99.1	Press release, dated April 21, 2020, titled “HC2 Announces Avie Glazer to be Included on Slate of Director Nominees at 2020 Annual Meeting of Stockholders”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2020

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer